Exhibit 99.1

Short Form Order of Supreme Court of the State of New York, Suffolk County, dated February 6, 2024

Short Form Order Index No. 608051/2022

SUPREME COURT – STATE OF NEW YORK
PART 78 – SUFFOLK COUNTY

PRESENT:
Hon. Maureen T. Liccione
Justice Supreme Court

--x

INCORPORATED VILLAGE OF HEAD OF THE HARBOR; ST JAMES – HEAD OF THE HARBOR NEIGHBORHOOD PRESERVATION COALITION, INC.; JUDITH OGDEN; GEORGE L. FITZPATRICK; KAREN P. FITZPATRICK; MARA MATKOVIC; NICHOLAS STARK; DAVID KELEMEN; ALYSON HOPE SVATEK; THOMAS JAMES SVATEK; TRISTAN COLE SVATEK; GERALD DUFF; LEONNA DUFF; DAVE KASSAY; LAURAINE KASSAY; HARRY POOLE, SCOT VELLA; KATHY VELLA; MICHAEL SASSONE; LOUISE SASSONE; ROSE NAPOLITANO; CHARLES SHUTKA; MARGARET SHUTKA; COLLETTE PORCIELLO; and BENJAMIN ROBINSON,

Petitioners,

-against-

TOWN OF SMITHTOWN, TOWN OF SMITHTOWN PLANNING BOARD; BARBARA DESORBE, in her official capacity as Chairperson of the Town of Smithtown Planning Board; WILLIAM MARCHESI, in his official capacity as a member of the Town of Smithtown Planning Board; DESMOND RYAN, in his official capacity as a member of the Town of Smithtown Planning Board; THOMAS UNVERZAGT, in his official capacity as a member of the Town of Smithtown Planning Board; GYRODYNE LLC; and GYRODYNE COMPANY OF AMERICA, INC.,

Respondents.

--x

Mot. Seq. No. 001 – MotD
Mot. Seq. No. 002 – MotD
Mot. Seq. No. 003 – MotD
Orig. Return Date: 05/27/2022
Mot. Submit Date: 12/13/2023

PETITIONERS' ATTORNEY
RUSKIN MOSCOU FALTISCHEK, P.C.
1425 RXR Plaza, 15th Fl, East Tower
Uniondale, NY 11556

RESPONDENTS' ATTORNEYS
MATTHEW V. JAKUBOWSKI, TOWN ATTORNEY
Attorney for Respondents Town of Smithtown, the Planning Board and its members in their official capacity
99 W. Main Street
Smithtown, NY 11787

CERTILMAN BALIN ADLER & HYMAN, LLP
Co-Attorneys for Gyrodyne, LLC and Gyrodyne Company of America, Inc.
100 Motor Parkway, Suite 560
Hauppauge, NY 11788

ROBINSON & COLE, LLP
Co-Attorneys for Gyrodyne, LLC and Gyrodyne Company of America, Inc.
Chrysler East Building
666 Third Avenue, 20th Fl
New York, NY 10017

Upon the reading and consideration of NYSCEF documents 1-84, it is hereby:

ORDERED that respondents' motions to dismiss (motion seq. 002 and 003) are denied insofar as they sought to dismiss the claims for relief alleged by individual petitioners Judith Ogden, Rose Napolitano, and David Kelemen and petitioner St. James-Head of the Harbor Neighborhood Preservation Coalition, Inc.; and it is further

ORDERED that respondents' motions to dismiss (motion seq. 002 and 003) are granted insofar as they sought to dismiss the claims for relief asserted by the remaining individual petitioners and the Village of the Head of the Harbor; and is further

ORDERED that the caption is amended as follows:

--x

ST JAMES – HEAD OF THE HARBOR
NEIGHBORHOOD PRESERVATION COALITION,
INC.; JUDITH OGDEN; DAVID KELEMEN; and
ROSE NAPOLITANO,

Petitioners,

-against-

TOWN OF SMITHTOWN, TOWN OF SMITHTOWN
PLANNING BOARD; BARBARA DESORBE,
in her official capacity as Chairperson of the Town of
Smithtown Planning Board; WILLIAM MARCHESI,
in his official capacity as a member of the Town of
Smithtown Planning Board; DESMOND RYAN, in his
official capacity as a member of the Town of Smithtown
Planning Board; THOMAS UNVERZAGT, in his official
capacity as a member of the Town of Smithtown Planning
Board; GYRODYNE LLC; and GYRODYNE COMPANY
OF AMERICA, INC.,

Respondents.

--x

ORDERED that the branch of the respondents' Gyrodyne LLC and Gyrodyne Company of America, Inc. motion to dismiss (motion seq. 003) alleging that petitioners' claims failed to state a claim and are refuted by the documentary evidence is denied; and it is further

ORDERED that respondents the Town of Smithtown and the Town of Smithtown Planning Board shall file and serve an answer and certified return and Gyrodyne LLC and Gyrodyne Company of America, Inc., shall serve an answer within twenty (20) days of service via NYSCEF of this Order with notice of entry.

This is a special proceeding pursuant to CPLR Article 78 by petitioners (Petitioners), the Incorporated Village of Head of the Harbor (Village), the St. James-Head of the Harbor Neighborhood Preservation Coalition, Inc. (Neighborhood Coalition), Judith Ogden, George L. Fitzpatrick, Karen P. Fitzpatrick, Mara Matkovic, Nicholas Stark, David Keleman, Alyson Hope Svatek, Thomas James Svatek, Tristan Cole Svatek, Gerald Duff, Leonna Duff, Dave Kassay, Lauraine Kassay, Harry Poole, Scot Vella, Kathy Vella, Michael Sassone, Louise Sassone, Rose Napolitano, Charles Shutka, Margaret Shutka, Collette Porciello and Benjamin Robinson (collectively Petitioners) against the Town of Smithtown, the Smithtown Planning Board (Planning Board), the members of the Planning Board in their official capacities (collectively Town), Gyrodyne LLC and Gyrodyne Company of America, Inc. (collectively Gyrodyne). The verified petition (Petition) (motion sequence no. 1) seeks a judgment annulling a findings statement issued pursuant to SEQRA (New York State Environmental Quality Review Act, Environmental Conservation Law Article 8) and preliminary subdivision approval issued by the Planning Board for property owned by Gyrodyne known as Flowerfield and ordering the Planning Board to prepare a supplemental environmental impact statement (SEIS) pursuant to SEQRA (motion seq. 001). The Petition alleges that the issuance of the SEQRA findings statement and the resulting subdivision approval was an abuse of discretion, arbitrary and capricious, violative of lawful procedure and affected by error of law.

The Town has made a pre-answer motion to dismiss the Petition pursuant to CPLR 3211 (a) (1), (2) and (3), and CPLR 7804 (motion sequence no. 002) alleging objections in point of law that all the Petitioners lack standing and that the Village lacks the capacity to bring this proceeding because the resolution authorizing its participation in this proceeding violates New York State Village Law Article 4 and General Municipal Law Article 18. Gyrodyne also has moved to dismiss the Petition prior to answering asserting objections in point of law pursuant to CPLR 3211 (a) (1), (2) and (3), and CPLR 7804 (motion sequence no. 003) alleging that each of the Petitioners lacks standing to maintain this proceeding and, in the alternative, that Petitioners' claims fail to state a claim and are refuted by the documentary evidence.

Background

The Flowerfields property is located south of Route 25A and east of Mill Pond Road in the Hamlet of St. James in the Town of Smithtown. It is situated between Route 25A and Long Island Railroad tracks. According to the Petition the Flowerfields property consists of 175 acres, 216 of which are fields forests and wetlands. It is located within a mile of Stony Brook Harbor and is bordered on the northwest by the Avalon Nature Preserve.

In or around 2017, Gyrodyne applied to the Planning Board for subdivision approval[1]. The Planning Board issued a SEQRA Positive Declaration on May 9, 2018 and accepted a DEIS (Draft Environmental Impact Statement) on December 11, 2019. A public hearing on the DEIS was held on January 8, 2020 and public comments were accepted until early February 2022. The FEIS was accepted on March 10, 2021 and a public comment period on the FEIS ensued. On March 30, 2022 the Planning Board adopted a SEQRA findings statement premised upon the FEIS and held a public hearing on the proposed subdivision of the Flowerfields property. At the conclusion of the subdivision hearing the Planning Board adopted a resolution granting preliminary subdivision approval.

As described in the FEIS, Gyrodyne proposed to subdivide the 74.98-acre Flowerfields property into 8 lots in order to develop 175,000 square feet of medical/office space, a 125-room hotel with a 4,000 square foot multipurpose room, a 250 unit assisted living facility, a sewage treatment plant with a 100,000 gallon per day capacity and open space (FEIS, p 4, NYSCEF Doc No. 10). Once the subdivision was approved, applications would need to be made for the specific land uses proposed for each of the resulting individual lots. Those applications would be submitted to the Town's Board of Site Plan Review and not to the Planning Board.

The Petitioners commenced this proceeding on April 26, 2022. Both Respondents moved to dismiss. The matter was assigned to this Part in late 2023 and a new return date was set for December 13, 2023.

The Motions to Dismiss

CPLR 7804 (f) provides that a respondent in an Article 78 proceeding may, within the time allowed to answer, move to dismiss the petition based on "objections in point of law," which essentially are affirmative defenses (Alexander, Practice Commentaries, McKinney's Cons. Laws of N.Y., Book 7B, CPLR C7804:7). On a pre-answer motion to dismiss an Article 78 petition, all

[1] Since there has been no answer with a certified record the subdivision application is not available to the Court.

the allegations in the petition are deemed to be true (*Matter of East End Resources, LLC v Town of Southold Planning Bd.*, 81 AD3d 947 [2d Dept 2011]; *Matter of Long Is. Contractors' Assn. v Town of Riverhead*, 17 AD3d 590 [2d Dept 2005]). The Court's inquiry is limited to determining whether the Petitioners have stated a claim, taking the allegations of the petition as true and affording Petitioners the benefit of every reasonable inference (*Matter of Golden Horizon Terryville Corp. v Prusinowski*, 63 AD3d 930 [2d Dept 2009]).

Individual Petitioners' Standing

As distinguished from a plenary action, in a CPLR Article 78 proceeding a petitioner has the burden to establish standing (*Matter of Crown Castle NG E., LLC v City of Rye*, 207 AD3d 624, 626 [2d Dept 2022], *quoting Matter of Association for a Better Long Is., Inc. v New York State Dept. of Envtl. Conservation*, 23 NY3d 1 [2014]). Standing involves inquiry into whether that litigant has a "sufficiently cognizable stake in the outcome so as to cast the dispute in a form traditionally capable of judicial resolution" (*Community Bd. 7 of Borough of Manhattan v Schaffer*, 84 NY2d 148 [1994]).

"Standing is a threshold determination, resting in part on policy considerations, that a person should be allowed access to the courts to adjudicate the merits of a particular dispute that satisfies the other justiciability criteria" (*Society of Plastics Indus. v Cnty of Suffolk*, 77 NY2d 761, 769 [1991]). In land use matters, a party challenging governmental action has standing if it shows that it would suffer direct harm (*i.e.*, injury-in-fact) that is in some way different from that of the public at large and, further, that the claimed harm is within the zone of interests protected by the statute or statutes alleged to have been violated (*id.*). "The harm that is alleged must be specific to the individuals who allege it and must be different in kind or degree from the public at large, but it need not be unique" (*Matter of Sierra Club v Vill. of Painted Post*, 26 NY3d 301, 311 [2015] [citation and internal quotation marks omitted] [because multiple residents are directly impacted does not diminish the standing of an individual resident]).

As to the requirement of injury-in-fact, an allegation of close proximity alone may give rise to an inference of damage or injury that enables a nearby property owner to challenge a land use decision without proof of actual injury (*Matter of Sun–Brite Car Wash v Bd of Zoning & Appeals of Town of N. Hempstead*, 69 NY2d 406 [1987]). "[A]n inference of direct harm may arise from the petitioner's proximity to the property that is the subject of the administrative action: the

closer the petitioner, the stronger the inference" (*Matter of Panevan Corp. v Town of Greenburgh,* 144 AD3d 806, 807 [2d Dept 2016]).

"Standing should be liberally construed so that land use disputes are settled on their own merits rather than by preclusive, restrictive standing rules" (*Matter of Barrett v Dutchess County Legislature,* 38 AD3d 651, 653 [2d Dept 2007]; *see Matter of Town of Waterford v New York State Dept. of Envtl. Conservation*, 187 AD3d 1437, 1439 [3d Dept 2020] ["The fact that the individual petitioners reside some distance away from the landfill did not preclude them from having standing to challenge the determinations permitting its expansion"]). "[S]tanding rules should not be 'heavy-handed'... and 'applied in an overly restrictive manner where the result would be to completely shield a particular action from judicial review'" (*Matter of Sierra Club*, 26 NY3d at 311, *citing Matter of Association for a Better Long Is., Inc. v New York State Dept. of Envtl. Conservation*, 23 NY3d 1 [2014]).

The Petition alleges that the individual petitioners reside directly adjacent to or in close proximity to the Flowerfields property[2] and consequently will "suffer special damages" (NYSCEF Doc No. 1). Petitioners allege that they will be adversely impacted by heavy roadway congestion on the two-lane streets on which they travel to and from their homes and assert that they will "suffer harm from the lack of open space and the change in the character of their community" (*id*). The Petitioners claim that because of the close proximity of their residences to the Flowerfields property their damages "are different and more severe than the harm to the general population" (*id)*. Respondents counter that most of the Petitioners' residences are not close enough to obtain standing and that none has shown potential harm that is in some way different from that which will be experienced by the public at large.

Respondents admit that the sewage treatment plant area depicted on the approved subdivision map will be located 0 feet from the property on which Petitioner Rose Napolitano resides (Town Exhibit 2, NYSCEF Doc. No. 39).[3] Based on this undisputed fact, she has standing.

Similarly, Petitioner Judith Ogden resides 600 feet from the Flowerfields property and 950 feet from the development area (*id.*). Accordingly, her proximity, together with the allegations of increased traffic congestion on the two-lane roadway between her residence and the Flowerfields

---

[2] The appropriate test is proximity to the development area and not distance from the property boundary of the site to be developed (*Matter of Tuxedo Land Trust, Inc. v Town Board of Town of Tuxedo*, 112 AD3d 726 [2d Dept 2013]).
[3] The Town's memorandum of law asserts that her property is 150 feet from the location of the proposed sewage treatment plant (NYSCEF Doc No. 40).

project and changes in community character, afford her standing (*see Matter of McGrath v Town Bd. of N. Greenbush,* 254 AD2d 614 [3d Dept 1998]; *Shinnecock Neighbors v Town of Southampton,* 53 Misc3d 874 [Sup Ct, Suffolk County 2016]). The allegation that Ms. Ogden is not an owner of her residence is not an impediment to standing (*see e.g., Matter of Sun–Brite Car Wash v Bd. of Zoning & Appeals of Town of N. Hempstead,* 69 NY2d 406 [1987]).

As to the other individual petitioners, there is no bright line test set forth in caselaw as to the proximity from a proposed development area which would determine an inference of harm (*see Matter of Sierra Club,* 26 NY3d at 311 [because multiple residents are directly impacted does not diminish the standing of an individual resident]). Although Petitioner David Kelemen's residence is 1,300 feet from the development site, the DEIS, as adopted by the FEIS, indicates that the prime access to the development site will be in close proximity to his residence (Town Exhibit 2, NYSCEF Doc No. 39; DEIS pp 9-3 to 9-4). For purposes of the instant motions to dismiss, taking the allegations of the Petition as true and affording Mr. Keleman the benefit of every reasonable inference, Mr. Kelemen is deemed to have standing by virtue of the proximity of his residence and the alleged direct harm of traffic congestion on the streets near or abutting his residence.

Respondents' contention that these individual petitioners are precluded from maintaining this proceeding because they did not actively participate in any of the Planning Board proceedings is unavailing (*see Matter of Shepherd v Maddaloni*, 103 AD3d 901 [2d Dept 2013]; *Matter of Youngewirth v Town of Ramapo Town Bd.*, 98 AD3d 678 [2d Dept 2012]).

The remaining individual petitioners do not reside in close enough proximity to the project site to satisfy an inference of harm. Accordingly, they have not alleged a direct harm different from that which might be experienced by the public at large.

The Neighborhood Coalition's Standing

In order for the Neighborhood Coalition to have standing, one or more of its members must have standing to sue, it must demonstrate that the interests it asserts in this proceeding are germane to its purposes, and it must be evident that this proceeding does not require the participation of the individual members (*Society of Plastics Indus., Inc.*, 77 NY2d 761; *Matter of Long Is. Pine Barrens Socy., Inc. v Central Pine Barrens Joint Planning & Policy Commn.*, 138 AD3d 996 [2d Dept 2016]). Judith Ogden is the president and a member of the Neighborhood Coalition who has individual standing. Furthermore, this proceeding is within the ambit of the Neighborhood

Coalition's purpose "to protect the unique rural-suburban character of the St. James community" and to advocate for…local governments…to enact…appropriate land use policies consistent with its goals and objectives" and does not require the participation of the individual members (Certificate of Incorporation, NYSCEF Doc. No. 70). Accordingly, the Neighborhood Coalition has standing.

Village's Standing

"[V]illages may have standing to sue [in SEQRA] cases ... where they have a demonstrated interest in the potential environmental impacts of the project" (*Vill. of Pomona v Town of Ramapo*, 94 AD3d 1103, 1105-06 [2d Dept 2012] *quoting Matter of Village of Chestnut Ridge v Town of Ramapo*, 45 AD3d 74, 91 [2d Dept 2007]). Such a "demonstrated interest" sufficient to give a municipality SEQRA standing may be established based on a potential threat to community character (*id.*). "Community character is specifically protected by SEQRA" (*id.*). "The power to define the community character is a unique prerogative of a municipality acting in its governmental capacity ... Substantial development in an adjoining municipality can have a significant detrimental impact on the character of a community ... thereby limiting the ability of the affected municipality to determine its community character" (*id.*). Here, the Village has alleged that the subdivision approval will have an impact on the community's character. Thus, assuming the allegations of the Petition to be true and according every reasonable inference to the Petition, the Village has standing.

The Village's Capacity to Maintain This Proceeding

Capacity to sue, although related to standing, is distinct. Capacity concerns a "litigant's power to appear and bring its grievance before the court." (*Community Bd. 7 of Borough of Manhattan* 84 NY2d 148; *Silver v Pataki,* 96 NY2d 532 [2001]). Here, the Town asserts that the Village lacks capacity because the resolution (Resolution) alleged to authorize it to commence this proceeding is a nullity.

The Resolution is unusual because it does not appoint a law firm to represent the Village, it does not authorize payment for legal fees by the Village and nor does it direct the Village's mayor to institute the proceeding as set forth in Village Law § 4-400 (1) (a) (d). Rather, the Resolution recites that residents "have made financial contributions to a fund created to ensure that the litigation will not be a financial burden or expense to the Village" and "acknowledges the financial support of Village residents who have contributed to the fund" (Fund) (Village Board

Resolution 022-22 adopted on April 20, 2022, NYSCEF Doc. No. 39). The Resolution does not name the residents, the amounts donated, nor does it indicate acceptance of the individual residents' gifts by the Village Board's vote. It goes on to state that the Village is authorized to be "named petitioner in any litigation that may become necessary" (*id.*).

The Resolution does not authorize the mayor to initiate litigation but seems to allow the Village to become involved in a proceeding brought by others, as long as the Village does not have to pay, which is not in accordance with Village Law § 4-400 (11). With regard to the Fund, the Village is empowered to accept gifts for these purposes (Village Law § 1-102 [3]; Ops St Comp Nos. 88-19, 82-336), but is prohibited from soliciting donations for the Fund (Ops St Comp Nos. 89-14, 82-336, 78-256, 77-292, 74-1102).

In addition to the arguing that the Village is without capacity to maintain this proceeding because only the mayor may initiate the proceeding, the Town also contends that because Judith Ogden is an individual petitioner who is seeking to protect her own interests in the same litigation and because she is the president of the Neighborhood Coalition, her vote as an elected Trustee of the Village was a conflict of interest in violation of General Municipal Law Article 18.

The Town is correct that the Resolution is void due to Trustee Judith Ogden's conflict of interest (*Matter of Titan Concrete Inc. v Town of Kent,* 202 AD3d 972 [2d Dept 2022], *affirming* 63 Misc 3d 564 [Sup Ct, Putnam County, 2019]. There, a local law with the aim of closing a concrete plant was declared invalid because the mayor was a member of a corporate petitioner in a related Article 78 proceeding which sought to annul a variance allowing the same concrete plant to operate. Although the mayor had recused herself from a vote on the local law, she participated in hearings and discussions involving its adoption. "A violation of the General Municipal Law is not necessary in order for there to be an improper conflict of interest. Rather, the relevant question is whether an official had 'any direct or indirect interest, pecuniary or otherwise' in a project 'such that their vote could reasonably be interpreted as potentially benefitting themselves' … the test to be applied is not whether there is a conflict, but whether there might be'" (*id.* at 974-975) (internal citations omitted). Accordingly, since Judith Ogden has individual standing and will benefit personally should this challenge be successful, her failure as the Village Trustee to recuse herself from the vote on the Resolution renders the Resolution a nullity. Similarly, since Ms. Ogden is the president of the Neighborhood Coalition her conflict voided the Resolution. In sum, although it

it has standing, the Village has no capacity to maintain this proceeding pursuant to this Resolution (NYSCEF Doc No. 39).

Gyrodyne's Motion to Dismiss Based upon the Documentary Record

Gyrodyne argues that the Petition should be dismissed pursuant to CPLR 3211 (a) (1) and (7) because its allegations are refuted by the documentary evidence and because it fails to state a claim for relief. In other words, Gyrodyne asserts that the Court should reach the merits of this proceeding prior to service of an answer and receipt of the full administrative record, a procedure which would be in error (*Matter of Shepherd v Maddaloni*, 103 AD3d 901 [2d Dept 2013]; *Matter of Shapiro v Town of Ramapo*, 98 AD 3d 675, 677–78 [2d Dept 2012].

In view of the foregoing, the motions to dismiss are denied in part and granted in part, as ordered above. The parties' remaining contentions are either without merit or are unnecessary to this determination.

The foregoing constitutes the decision and Order of the Court.

ENTER

DATE: February 6, 2024
Riverhead, NY

HON. MAUREEN T. LICCIONE, J.S.C.

___ FINAL DISPOSITION _X_ NON-FINAL DISPOSITION